Exhibit 10.7
IBM and Brocade
Statement of Work

         Base Agreement # ROC-P-68
             SOW # 7 (Contract Number 4907015087.0)

SOW #7
Amendment # 8

This Amendment # 8 is subject to the terms and conditions and forms a part of Statement of Work 7, as amended, and its related Agreement # ROC-P-68 (collectively, “Agreement”) between International Business Machines Corporation (“Buyer” or “IBM”) and Brocade Communications Systems, Inc. and Brocade Communications Switzerland, SarL (individually and collectively, “Supplier” or “Brocade”). For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

PURPOSE:

The purpose of this Amendment # 7 is to:

1.	Update Communications coordinators

2.	Add Disaster Recovery language

3.	Modify the Software End of Service language in Attachment C

4.	Add IBM Network Advisor 12.0.x as a Licensed Work under this SOW #7.

NOW, THEREFORE, THE FOLLOWING CHANGES ARE MADE TO SOW #7 BY THIS AMENDMENT #8:

1.	Delete Section 11.0 of SOW #7 and replace with the following Section 11.0:

11.0    Communications
All communications between the parties will be carried out through the following designated coordinators. All notices required in writing under this Agreement will be made to the appropriate contact listed below at the following addresses and will be effective upon actual receipt. Notices may be transmitted electronically, by registered or certified mail, or courier. All notices, with the exception of legal notices, may also be provided by facsimile.

Business Coordinators
FOR SUPPLIER		FOR BUYER
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
E-mail	[**]	E-mail	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IBM/Brocade
Amendment #8 to SOW #7 (Contract Number 4907015087.0)

Legal Coordinators
FOR SUPPLIER		FOR BUYER
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
E-mail	[**]	E-mail	[**]

Technical Coordinators
FOR SUPPLIER		FOR BUYER
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
E-mail	[**]	E-mail	[**]

2.	Add new Section 14.0 Disaster Recovery as follows:
14.0 Disaster Recovery
Supplier agrees to have and maintain a business continuity plan and business continuity testing procedures, which include but are not limited to the areas of disaster recovery planning and pandemic planning. Supplier agrees to review, update, and test the business continuity plan on a regular basis and, upon Buyer's request, Supplier will provide a summary of the business continuity plan.  Buyer may, from time to time, provide feedback regarding the plan and requests that Supplier take Buyer's comments into consideration when updating the plan.  However, Supplier remains solely responsible for the performance of its responsibilities under the Agreement and the adequacy of the business continuity plan regardless of whether Buyer has reviewed or commented on the plan.

3.	Delete Section 2.1.3, Software End of Service, of Attachment C, Testing, Maintenance and Support, and replace with the following Section 2.1.3:
2.1.3    Software End of Service:
Supplier will support a release as follows:
1.Provide customer support for a particular release for at least [**] years from General Availability.
2.Customers must be supported for a particular release for at least [**] year from the purchase date so support must continue for one year past the last sale of a release.

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IBM/Brocade
Amendment #8 to SOW #7 (Contract Number 4907015087.0)

If the product enters end of life ; i.e., is no longer available in the marketplace, Supplier will provide IBM at least [**] months' notice, prior to ending support, to enable IBM to notify its customers at least [**] months in advance of the fact. Supplier will provide Level 3 support to IBM and its customers as long as maintenance and support fees are up to date. If a customer is on a down-level version or release of software, Brocade will take the support call. If a problem is identified that requires a bug fix or patch, Supplier's customer will be instructed to move to the current version/release of the software for support of such problem. Supplier will not make code changes or fixes to down-level software, except as agreed to on a case by case basis.

4.
Delete Attachment F-3, Branding, Description of Licensed Work and Milestone Schedules for Network Advisor, and replace with the updated Attachment F-3, Branding, Description of Licensed Work and Milestone Schedules for Network Advisor as set forth in substantially the form attached hereto as Exhibit 1 to this Amendment.

5.
Delete Table 4, IBM Network Advisor Pricing, to Attachment A, and replace with the updated Table 4, IBM Network Advisor Pricing, to Attachment A, as set forth in substantially the form attached hereto as Exhibit 2 to this Amendment.

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IBM/Brocade
Amendment #8 to SOW #7 (Contract Number 4907015087.0)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

ACCEPTED AND AGREED TO:		ACCEPTED AND AGREED TO:
International Business Machines Corporation		Brocade Communications Systems, Inc.

By:	[**]	By:	[**]
	(Authorized signature)		(Authorized signature)

Name	[**]	Name	[**]
	(Type or print)		(Type or print)

Title	[**]	Title	[**]

Date	4/11/2013	Date	4/10/2013

ACCEPTED AND AGREED TO:
Brocade Communications Switzerland SarL.

By:	[**]
(Authorized signature)

Name	[**]
(Type or print)

Title	[**]

Date	4/10/2013

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IBM/Brocade
Amendment #8 to SOW #7 (Contract Number 4907015087.0)

Exhibit 1
Attachment F-3

Branding, Description of Licensed Work, and Milestone Schedules
For Network Advisor

1.0  Buyer Branded Version of  Supplier's OEM Software Product
The Licensed Work will be comprised of a Buyer-branded version of Supplier's Brocade Network Advisor software product.  The Buyer branded version will be called “IBM Network Advisor.”  Supplier consents to the use by Buyer the name “IBM Network Advisor”, “Network Advisor”.  The Licensed Work will be provided by Supplier to Buyer in Object Code format.

2.0 Description of Licensed Works

2.1    Description of Licensed Work for IBM Network Advisor 11.1.x

Code Name	Version	Description	Documentation	Format	Delivery Requirements
Network Advisor	11.1.x	IBM Network Advisor	Online	Object Code	CD, License key documentation

1.	Product/Operating Systems Supported and System Requirements:
Following are the operating systems supported by Network Advisor

OS	Versions	Package
Windows (32 bit)	2003 Server SP2, XP Pro SP 3, 2008 Server, Windows 7 Pro	SAN only and SMIA only
Windows (64 bit)	2008 R2 Data Center, Standard, and Enterprise	SAN only and SMIA only
Linux (x86 32-bit only)	SuSE Linux ES10 SP1, 11, RedHat AS4.8, RedHat Enterprise 5.5 Adv, , Oracle Enterprise Linux 5.5	SAN only and SMIA only
VMWare	ESX Server 4.0, 4.1 and VCenter 4.1 with Guest OSs of 1) Windows Server 2003 Std SP2 (32 bit) 2) Windows Server 2008 Std (32 bit)	SAN only and SMIA only
VMWare	ESX Server 4.0, 4.1 and VCenter 4.1 with Guest OSs of 1) Windows Server 2008 R2 (64 bit) 2) Same Linux Guest OS as above	SAN only and SMIA only

IBM/Brocade
Amendment #8 to SOW #7 (Contract Number 4907015087.0)

System requirements

1)	SAN package - 32 bit OS

Server/Client	Network Advisor Enterprise Small (SAN: 1 to 2000 ports or 1 to 20 domains	Network Advisor Enterprise Medium (SAN: 2001 to 5000 ports or 21 to 60 domains	Network Advisor Enterprise Large (SAN: 5001 to 9000 ports or 61 to 120 domains
Server + 1 local client	3GB	4GB	4Gb
Remote client only	1GB	2GB	2GB

2)	SAN package - 64 bit Windows

Server/Client	Network AdvisorEnterprise Small (SAN: 1 to 2000 ports or 1 to 20 domains	Network Advisor Enterprise Medium (SAN: 2001 to 5000 ports or 21 to 60 domains	Network Advisor Enterprise Large (SAN: 5001 to 9000 ports or 61 to 120 domains
Server + 1 local client	4GB	6GB	6Gb
Remote client only	2GB	3GB	4GB

CPU requirements for Windows and Linux

1)	SAN only

Server/Client	Network Advisor Enterprise Small	Network Advisor Enterprise Medium	Network Advisor Enterprise Large
Server + 1 local client	Intel Core2 duo 2GHz or equivalent	Intel Dual CPU Core2 duo 2.4 GHz or equivalent	Intel Dual CPU Core2 duo 2.4 GHz or equivalent
Remote client only	Intel Core2 duo 2GHz or equivalent	Intel Core2 duo 2GHz or equivalent	Intel Core2 duo 2GHz or equivalent

2.2 Description of Licensed Work for IBM Network Advisor 12.0.x

Code Name	Version	Description	Documentation	Format	Delivery Requirements
Network Advisor	12.0.x	IBM Network Advisor	Online	Object Code	CD, License key documentation

IBM/Brocade
Amendment #8 to SOW #7 (Contract Number 4907015087.0)

2.2.1    Server Operating System Requirements:

IBM/Brocade
Amendment #8 to SOW #7 (Contract Number 4907015087.0)

2.3  Documentation :  Supplier will provide Buyer with IBM branded customer documentation.
      a) Internal (standard Supplier documentation)
      b) External (on-line documentation)
      c) No other related written materials

2.3.1  Other Materials:
a)    Quality Plan:  Supplier will provide Buyer with quality plan upon Buyer's request
b)    Test Results:  Supplier will provide Buyer with available test results upon Buyer's request
c)     Test Cases:    Supplier will provide Buyer with available test cases upon Buyer's request.
d)    Maintenance and Support Reports (including information required and format)
e)     Promotional Materials:  Buyer and Supplier will mutually determine what promotional materials are needed for the Licensed Works.
f)     Education/Training material:  Buyer and Supplier will mutually determine what Education and Training materials are needed for the Licensed Works.

2.3.2 Code deposited on CD media and shipped to Buyer as directed on Buyer's purchase order.

3.     Identification of Tools
No tools are provided for the Licensed Works.

IBM/Brocade
Amendment #8 to SOW #7 (Contract Number 4907015087.0)

TABLE 4 - IBM NETWORK ADVISOR PRICING
4907015087 (SOW-7) - AMENDMENT 8
Product Price List and Description
DATE: March 26, 2013 FINAL

BROCADE	IBM	IBM (End-Customer P/N)			IBM NETWORK ADVISOR
Brocade p/n	IBM Hub	US	LA/EMEA Feature Code	AP/	Feature Description	UNIT PRICE
	Stock P/N	Feature Code		Canada Feature Code
IBM Machine Type / Model: [**]					IBM System Storage	UNIT PRICE
Data Center Fabric Manager v11.x
[**]		[**]	[**]	[**]	[**]	[**]
[**]		[**]	[**]	[**]	[**]	[**]
[**]		[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]			[**]	[**]
[**]	[**]	[**]			[**]	[**]
[**]	[**]	[**]			[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IBM/Brocade
Amendment #8 to SOW #7 (Contract Number 4907015087.0)

IBM Machine Type / Model: [**]					IBM System Storage	UNIT PRICE
Data Center Fabric Manager v12.x
[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]
IBM Machine Type / Model: [**]					IBM NETWORK ADVISOR [**] Yr Renewal	UNIT PRICE
[**]		[**]	[**]	[**]	[**]
[**]		[**]	[**]	[**]	[**]	[**]
[**]		[**]	[**]	[**]	[**]
[**]		[**]	[**]	[**]	[**]	[**]
IBM Machine Type / Model: [**]					IBM NETWORK ADVISOR	UNIT PRICE
[**] Yr After License
[**]		[**]	[**]	[**]	[**]	[**]
[**]		[**]	[**]	[**]	[**]	[**]
IBM Machine Type / Model: [**]					IBM NETWORK ADVISOR	UNIT PRICE
[**] Yr Registration
[**]		[**]	[**]	[**]	[**]	[**]
[**]		[**]	[**]	[**]	[**]	[**]
IBM Machine Type / Model: [**]					IBM NETWORK ADVISOR	UNIT PRICE
[**] Yr Renewal
[**]		[**]	[**]	[**]	[**]	[**]
[**]		[**]	[**]	[**]	[**]	[**]
IBM Machine Type / Model: [**]					IBM NETWORK ADVISOR	UNIT PRICE
[**] Yr After License
[**]		[**]	[**]	[**]	[**]	[**]
[**]		[**]	[**]	[**]	[**]	[**]
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IBM/Brocade
Amendment #8 to SOW #7 (Contract Number 4907015087.0)